ALLIANCE INTERNATIONAL FUND

ANNUAL REPORT
JUNE 30, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                              ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

July 30, 1997

Dear Shareholder:

We are pleased to report investment results and market activity for Alliance International Fund for the period ended June 30, 1997.

MARKET REVIEW
Most regions in which your funds assets are invested, primarily Japan and Europe, in addition to some exposure in Pacific ex-Japan and Latin America, showed positive returns for the six month period. MSCI Europe was up 13.2% in U.S. dollar terms, while MSCI Japan was up about 8.7% during the same period.

While the U.S. market continued its ascent, U.S. dollar investors in the international markets experienced mixed results during the second quarter of 1997. The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) was up 12.98% in dollar terms in the second quarter, with the MSCI Europe Index up 8.94%, the MSCI Japan Index up 23.67%, the MSCI Pacific Ex-Japan Index up 6.31% and the S&P 500 up 17.5%. Returns in Europe ranged from a low of 0.03% for Austria (as measured by the MSCI Austria Index) to a high of 22.33% for Spain (as measured by the MSCI Spain Index). In the Pacific Ex-Japan, returns ranged from a low of -25.02% in Thailand (as measured by the MSCI Thailand Index) to a high of 20.34% for Hong Kong (as measured by the MSCI Hong Kong Index), all in U.S. dollar terms. Latin American returns were generally strong with the MSCI Emerging Markets Free Latin American Index up 22.08% in U.S. dollar terms.

Currency movements were also mixed as the dollar strengthened significantly against the currencies on Continental Europe and many of the currencies in Asia Ex-Japan, but weakened relative to the British pound and Japanese yen.

Volatility increased in the second quarter, and we expect more of the same in the second half of the year. We maintain our focus on research driven stock selection and are ever mindful of the strong relationship between fundamental value and price. The increased volatility has created more opportunities to adjust positions in our portfolios. As a consequence, our turnover went up a bit over the quarter as we sold on strength and bought on weakness.

INVESTMENT RESULTS
For the six month period ended June 30, 1997, Alliance International Fund Class A shares achieved a total return of 9.62% on a net asset value basis. The Fund underperformed its benchmark, the unmanaged Lipper International Funds Average, which posted a 12.53% return, and also underperformed its international equity index, the unmanaged Morgan Stanley Capital International (MSCI) World Index (excluding the U.S.) which had an 11.39% return.


INVESTMENT RESULTS*
Period Ended June 30, 1997
                                   TOTAL RETURN
                              6 MONTHS      12 MONTHS
                             ----------    -----------
ALLIANCE INTERNATIONAL FUND
  Class A                      9.62%          9.30%
  Class B                      9.12%          8.37%
  Class C                      9.11%          8.42%

MSCI WORLD INDEX
  (MINUS THE U.S.)            11.39%         13.87%

LIPPER INTERNATIONAL
  FUNDS AVERAGE               12.53%         16.54%

* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JUNE 30, 1997. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE INDICES INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

   ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MINUS THE U.S.), TRACKS THE PERFORMANCE OF STOCK MARKETS IN 21 FOREIGN COUNTRIES. THE LIPPER INTERNATIONAL FUNDS AVERAGE IS BASED ON THE PERFORMANCE OF 417 MUTUAL FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES, BUT WHICH MAY HAVE DIFFERENT INVESTMENT POLICIES. ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


1



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

The relatively neutral regional allocation of your portfolio during the first half of 1997 led to a disappointing total Fund performance relative to its peer group benchmarks. Our philosophy is to remain approximately neutral relative to the MSCI Index (minus the U.S.) as we seek to add value through stock selection. Our peer group managers tend to underweight Japan relative to the MSCI Index (minus the U.S.) and this is the main reason why our performance lagged behind their results on average.

Our stock selection in Japan was effective and we significantly outperformed the MSCI Japan index. Within the Japanese portion of the portfolio, we purchased financial stocks during the early part of the second quarter and are now overweight in that sector in addition to the technology sector. The strong performance of technology stocks in Japan helped us outperform in that market in the first six months of 1997. Within Europe, the hedge on the French franc that we implemented in May added to our performance, while our positions in French financials and sterling sensitive stocks in the United Kingdom detracted from our performance. Latin American equity exposure which we built up in the first quarter added to performance, while our Pacific ex-Japan weighting detracted from performance relative to the benchmark.


INVESTMENT OUTLOOK AND PORTFOLIO STRATEGY

EUROPE
Europe continued to experience rising markets in the second quarter of 1997, but the rising dollar caused these markets to generally underperform from a U.S. dollar perspective. The MSCI Europe Index was up 11.4% in local currency terms, but was only up 8.9% from a U.S. dollar point of view.

The dollar strengthened significantly against the Continental European currencies, especially the deutschemark. To a large extent, this was a result of the continuing movement toward convergence on the Continent. The French elections rattled the convergence process in May, but since then the French have made what appear to be sufficient concessions toward meeting the convergence criteria. It now seems that European Monetary Union (EMU) will start on time, but will include a fairly broad list of participants, and with a weaker set of convergence criteria. We think that the new Euro will, as a consequence, be a relatively weak currency. We implemented a hedge against the French franc in May, as we expect the French franc to weaken with or without EMU.

The U.K. is likely to be a holdout from EMU. This perception, along with the U.K.'s relatively strong economy and rising interest rates, has resulted in a continued strengthening of the pound relative to the other European currencies. As a result, we are continuing with most of our ongoing investment themes in the U.K and throughout Europe. In the U.K. we are concentrating on stocks that are benefiting from domestic growth and de-emphasizing stocks with export oriented businesses. We have added to consumer stocks such as Bass Plc.

Restructurings continue to offer some of the best investment opportunities in Europe for a broad range of companies. Therefore, we continue to favor such companies, in particular, Novartis AG and Akzo Nobel NV.

JAPAN
Investors seem to have finally decided that Japan warrants consideration as Japan was the strongest region in the second quarter posting a 23.76% return in U.S. dollar terms. Underlying economic trends show signs of a pick-up in growth in Japan, in spite of the recent weakness in retail and auto sales. We see this weakness as a temporary result of the binge in consumer spending that preceded the recent excise tax hike. Capital spending appears sound, and recent business surveys and industrial production reports slightly exceeded expectations.

It also seems to us that real progress is being made in the financial sector. The recent Tokai Kogyo bankruptcy was a positive step towards confronting the financial sector crisis head-on, while the scandal at Nomura Securities Co., Ltd. clears the way toward better disclosure standards in the Japanese financial industry.

Our investment strategy in Japan continues to focus on those companies that have superior growth characteristics relative to the rest of Japan and that are attractively valued. This leads us to a number of financial, pharmaceutical and technology stocks.

In the financial sector, we like Nomura Securities Co., Ltd. and Daiwa Securities Co., Ltd. among the brokerage stocks, and in the banks we favor Sumitomo Bank and Bank of Tokyo-Mitsubishi. We see the pending big bang in the financial sector as a plus for the stronger financial firms in Japan. It will, by necessity, result in massive changes and concomitant unleashing of value.


2



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

In the pharmaceutical sector, we favor both Santen Pharmaceutical and Yamanouchi Pharmaceutical Co., Ltd., both of which look cheap to us. In the technology sector, growth in demand continues to be strong and Japanese technology stocks continue to look attractive. As a result, stocks such as Rohm Co., TDK Corp. and DDI Corp. are significant positions in our portfolios.

PACIFIC EX-JAPAN
The handover of Hong Kong back to China created ebullient enthusiasm for stocks traded in Hong Kong. We expect little overall change in the business environment and renewed opportunity for growth there.

Thailand suffered from a significant devaluation in the baht as Thai authorities were forced to allow the baht to float. The baht effect spread throughout Asia, resulting in downward pressure on both currencies and stock markets in several countries, especially the Philippines, Indonesia and Malaysia. Fortunately, we had pretty much eliminated our exposure to Thailand prior to the devaluation and reduced exposure to the Philippines. Malaysia, though, continues to be a significant holding. We think the markets have overreacted in Malaysia, as many of the companies there are fundamentally strong and now look attractively priced. Therefore, we have been adding to our positions in Malaysia. Growth is slow in Australia and the economy is a bit sluggish. We reduced our position in Woolworths Ltd., as we expect a temporary slowdown and pressure on margins. We sold off our position in Telecom Corp. of New Zealand, Ltd. on price strength, as we think increasing competition will hurt results going forward.

LATIN AMERICA
The second quarter of 1997 saw a continuation of the strong performance of the first quarter in Latin America. In fact, most Latin markets had even stronger performance in the second quarter than they did in the first, particularly the largest markets such as Argentina, Brazil and Mexico. The year-to-date return for the MSCI Latin America Free Index was, consequently, an astonishing 40.79% in U.S. dollars, easily surpassing the other regions of the world. In the first quarter of 1997, we built up positions in a few Latin stocks that seemed particularly attractive to us. We will probably add to these positions as prices come down and may include additional names. We continue to find interesting opportunities among privatization stories, particularly in the telecom sector. Additionally, several of the larger banks seem well priced especially in Mexico and Brazil.

We thank you for your continued interest and investment in Alliance International Fund and look forward to reporting its progress to you in future periods.

Sincerely,


John D. Carifa
Chairman and President


A. Rama Krishna
Senior Vice President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES                   ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Alliance International Fund is a diversified investment company that seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies participating in foreign economies with prospects of growth and foreign government securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.30%          4.67%
Five Years                    10.27%          9.32%
Ten Years                      7.30%          6.83%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       8.37%          4.37%
Five Years                     9.35%          9.35%
Since Inception*               6.66%          6.66%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       8.42%          7.42%
Since Inception*               9.23%          9.23%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/17/90, Class B; 5/3/93, Class C.


4



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ALLIANCE INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
6/30/87 TO 6/30/97

$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$10,000
$9,000

6/30/87  6/30/88  6/30/89  6/30/90  6/30/91  6/30/92
6/30/93  6/30/94  6/30/95  6/30/96  6/30/97

LIPPER INTERNATIONAL FUNDS AVERAGE: $23,649
MSCIWORLD INDEX (MINUS THE U.S.): $19,512
ALLIANCE INTERNATIONAL FUND CLASS A: $19,369


This chart illustrates the total value of an assumed $10,000 investment in Alliance International Fund Class A shares (from 6/30/87 to 6/30/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International World Index (minus the United States) is an unmanaged, market-capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

The Lipper International Funds Average reflects performance of 417 mutual funds, only 29 of which have existed for the full 10-year period. These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance International Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Alliance International Fund
Lipper International Funds Average
MSCIWorld Index (minus the U.S)


5


TEN LARGEST HOLDINGS
JUNE 30, 1997                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                             U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
Sumitomo Bank--Provides investment banking and
  leasing services to clients worldwide             $  5,527,964       1.9%
TDK Corp.--Largest manufacturer of magnetic
  tapes, floppy discs & electronic parts               4,916,412       1.7
Akzo Nobel NV--A worldwide operating company,
  products include chemicals, man-made fibres,
  paints, enamels and salts, ethical drugs,
  veterinary products, hospital supplies and
  diagnostics                                          4,905,697       1.6
Bank of Tokyo Mitsubishi--Provides commercial
  banking services                                     4,615,653       1.5
Total, S.A.--Explores for, produces, refines,
  transports and markets oil and natural gas.          4,025,876       1.3
Rohm Co.--Largest specialist maker of custom
  linear integrated circuits                           4,015,356       1.3
Novartis AG--Manufactures healthcare products
  for use in medical fields, as well as
  nutritional and agricultural products                3,993,609       1.3
DDI Corp.--Provider of long distance telephone
  and mobile communication services                    3,823,645       1.3
BPB Industries Plc.--Manufactures and sells
  building materials, paper and packaging
  materials                                            3,619,308       1.2
Yamanouchi Pharmaceutical Co., Ltd.--
  Manufactures and markets pharmaceuticals for
  both human and veterinary use                        3,520,461       1.2
                                                    $ 42,963,981      14.3%


6



INDUSTRY DIVERSIFICATION
JUNE 30, 1997                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                                    PERCENT OF
                                                    U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                                 $  1,446,167       0.5%
Basic Industries                                      27,573,419       9.2
Capital Goods                                         10,977,328       3.7
Consumer Manufacturing                                26,630,749       8.9
Consumer Services                                     26,728,491       8.9
Consumer Staples                                      27,941,447       9.3
Energy                                                 9,413,789       3.1
Finance                                               69,220,090      23.1
Healthcare                                            18,238,550       6.1
Multi Industry                                        21,472,571       7.1
Mutual Funds                                             517,467       0.2
Technology                                            16,006,477       5.3
Transportation                                         4,326,312       1.4
Utilities                                             31,370,888      10.5
Total Investments*                                   291,863,745      97.3
Cash and receivables, net of liabilities               7,999,016       2.7
Net assets                                          $299,862,761     100.0%


*    Excludes short-term obligations.


7



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-96.7%
ARGENTINA-0.5%
Telecom Argentina, S.A. (ADR)                    29,000     $  1,522,500

AUSTRALIA-2.0%
Coca-Cola Amatil, Ltd.                          139,083        1,806,251
Mayne Nickless, Ltd.                             86,000          501,293
Normandy Mining, Ltd.                         1,020,000        1,147,525
Qantas Airways, Ltd.                            135,697          317,620
WMC, Ltd.                                       186,623        1,176,596
Woolworths, Ltd.                                309,048        1,015,058
                                                             ------------
                                                               5,964,343

BELGIUM-0.5%
Barco NV                                          4,314          874,025
Delhaize Feres NV                                11,500          604,054
                                                             ------------
                                                               1,478,079

BRAZIL-0.7%
Dixie Toga, S.A.                                 85,928           46,294
Telebras (ADR)                                   13,000        1,972,750
                                                             ------------
                                                               2,019,044

CANADA-0.0%
Imasco, Ltd.                                          4              116

DENMARK-0.4%
Den Danske Bank                                  12,700        1,235,656

FINLAND-3.0%
Huhtamaki Oy Series I                            21,000          904,803
Nokia Corp.                                      27,000        2,040,361
Orion-Yhtymae OY Series B                        80,700        3,041,427
Rauma OY                                          1,865           42,784
Rautaruukki Oy                                  126,079        1,324,635
UPM-Kymmene Oy (a)                               33,000          776,123
Valmet Oy                                        45,000          779,883
                                                             ------------
                                                               8,910,016

FRANCE-8.8%
Assurance Generale de France (b)                 46,702        1,492,442
Banque Nationale de Paris                        37,490        1,545,098
Bouygues (b)                                     15,955        1,312,683
Compagnie Generale des Eaux (b)                  11,152        1,428,941
  warrants expiring 5/02/01(a)                   11,152            6,680
Elf Aquitaine, S.A. (b)                          25,800        2,783,399
Legrand (b)                                       8,500        1,497,014
Legris Industries, S.A.                          28,720        1,353,726
Promodes (b)                                      4,470        1,741,084
SEITA (b)                                        43,000        1,360,968
SGS-Thomson Microelectronics (a)                  9,750          769,820
Societe de Immeubles de France (a)               10,812          625,535
Societe Francaise d'Investissemeants
  Immobiliers et de Gestion                       9,700          618,970
Societe Generale (b)                             21,880        2,442,405
Societe Generale
  Temporary Non Tradable Certificates               237           26,456
Technip Compagnie Francaise, S.A. (b)            13,400        1,555,090
Total, S.A. (ADR) (b)                            38,298        1,938,836
  Cl. B (b)                                      20,648        2,087,040
Usinor Sacilor (b)                               67,000        1,208,501
Worms Et Compagnie (b)                           10,224          605,433
                                                             ------------
                                                              26,400,121

GERMANY-2.7%
Adidas AG                                         9,230        1,021,498
Bayer AG                                         35,100        1,348,932
Henkel KGaA-Vorzug, pfd.                         22,100        1,254,602
Hornbach Holding AG, pfd.                        10,400          882,619
Merck KG                                         27,300        1,204,619
Schmalbach-Lubeca AG (a)                         10,880        2,439,406
                                                             ------------
                                                               8,151,676


8



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
HONG KONG-3.8%
Asia Satellite Telecommunications
  Holdings, Ltd. (a)                             32,000     $     98,099
Cheung Kong Holdings                            183,000        1,807,017
Citic Pacific, Ltd.                             218,000        1,364,734
Dao Heng Bank Group, Ltd.                        86,000          470,667
Dickson Concept International, Ltd.             329,000        1,206,046
First Pacific Co., Ltd.                         739,383          944,831
Guangshen Railway Co., Ltd. (ADR) (a)            37,600          822,500
Hang Seng Bank                                   72,000        1,026,938
Hong Kong & China Gas Co., Ltd.                 238,752          477,670
  warrants expiring 9/30/97 (a)                  19,580           20,977
HSBC Holdings Plc.                               29,000          872,175
Hysan Development Co., Ltd.
  warrants expiring 4/30/98 (a)                   4,700            1,820
Swire Pacific, Ltd. Cl. A                       101,000          912,576
Television Broadcasting, Ltd.                   265,000        1,190,350
                                                             ------------
                                                              11,216,400

INDIA-0.6%
Bajaj Auto, Ltd. (GDR) (c)                       20,900          717,915
Industrial Credit & Investment Corp
  (GDR) (a)                                       4,000           57,500
  (GDR) (a)(c)                                   33,300          478,688
State Bank of India (GDR) (a)(c)                 14,100          373,650
Videsh Sanchar Nigam (GDR) (c)                   11,600          240,700
                                                             ------------
                                                               1,868,453

INDONESIA-0.6%
PT Indosat                                      334,000          999,116
PT Telekomunikasi Indostat Series B             160,000          261,513
PT Telekomunikasi Indonesia (ADR)                13,000          422,500
                                                             ------------
                                                               1,683,129

IRELAND-1.0%
Allied Irish Banks Plc.                         310,000        2,363,541
Smurfit /Jefferson/ Group                       265,000          763,182
                                                             ------------
                                                               3,126,723

ITALY-2.5%
Credito Italiano                              1,000,000        1,828,805
Istituto Mobilaire Italiano                     376,000        3,382,877
Telecom Italia S.p.A.                           708,700        2,283,757
                                                             ------------
                                                               7,495,439

JAPAN-28.4%
Advantest Corp.                                  24,400        1,873,484
Amano Corp.                                      77,000          873,397
Asahi Glass Co., Ltd.                           149,000        1,482,070
Bank of Tokyo-Mitsubishi                        230,000        4,615,653
Bridgestone Corp.                                65,000        1,508,594
Canon, Inc.                                      72,000        1,960,038
Dai Nippon Printing Co., Ltd.                    39,000          881,337
Daifuku Co., Ltd.                                67,000          882,733
Daito Trust Construction Co., Ltd.              174,800        2,058,983
Daiwa Securities Co., Ltd.                      251,000        1,979,792
DDI Corp.                                           518        3,823,645
East Japan Railway Co.                              181          928,610
Fuji Bank                                       180,000        2,701,335
Fuji Heavy Industries                           295,000        1,539,220
Fuji Photo Film, Co.                             21,000          844,691
Hirose Electric Co.                              14,000          960,126
Honda Motor Co.                                  95,000        2,859,698
Japan Securities Finance                        103,000        1,015,531
Japan Tobacco, Inc.                                 333        2,629,483
Kokuyo                                           43,000        1,163,075


9



PORTFOLIO OF INVESTMENTS (CONTINUED)                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Mitsubishi Heavy Industries, Ltd.               117,000     $    897,330
Mitsui Marine & Fire Insurance Co.              254,000        1,835,023
Mitsui Trust & Banking Co., Ltd.                405,000        3,056,670
National House Industrial Co.                    68,000          895,908
Nintendo Co.                                     13,400        1,122,415
Nippon Express Co., Ltd.                        110,000          878,196
Nippon Steel Co.                                299,000          954,838
Nisshin Steel Co., Ltd.                         348,000          910,915
Nomura Securities Co., Ltd.                     227,000        3,129,395
Rohm Co.                                         39,000        4,015,356
Santen Pharmaceutical                            88,000        1,773,667
Shimano Industrial Co.                           55,000        1,151,732
Shiseido Co., Ltd.                               61,000        1,005,933
Sony Corp.                                       34,000        2,963,616
Sumitomo Bank                                   337,000        5,527,964
Sumitomo Electric Industries                    118,000        1,976,791
Sumitomo Marine & Fire Insurance Co.            120,000          984,207
Sumitomo Realty and Development Co., Ltd.       234,000        2,062,124
Taisho Pharmaceutical Co.                        35,000          943,635
Takeda Chemical Industries                       18,000          505,715
TDK Corp.                                        67,000        4,916,412
Tokai Bank                                      118,000        1,214,903
UBE Industries, Ltd.                             74,000          215,007
Yakult Honsha Co.                                59,000          648,635
Yamanouchi Pharmaceutical Co., Ltd.             131,000        3,520,461
Yamatake Honeywell                               48,000          913,009
Yamazaki Baking Co., Ltd.                        39,000          687,375
                                                             ------------
                                                              85,288,727

MALAYSIA-2.6%
AMMB Holdings Berhad                            200,000        1,244,057
  warrants expiring 12/31/02 (a)                 10,000           13,471
Berjaya Group Berhad                            973,000        1,195,048
Berjaya Sports Toto                             221,000        1,041,957
Magnum Corp. Berhad                              97,000          146,038
Malakoff Berhad                                 213,000          928,288
Malayan Banking Berhad                           73,000          766,442
Resorts World Berhad                            233,000          701,585
RHB Capital Berhad
  warrants expiring 12/27/99 (a)                 82,250           91,570
Telekom Malaysia                                366,000        1,711,093
                                                             ------------
                                                               7,839,549

MEXICO-1.2%
Fomento Ecomo, S.A.                             304,000        1,809,615
Panamerican Beverages Cl. A                      52,000        1,709,500
                                                             ------------
                                                               3,519,115

NETHERLANDS-6.3%
Akzo Nobel NV                                    35,800        4,905,697
Fortis Amev NV                                   70,304        3,130,090
Hoogovens & Staalf Cva                           34,137        1,902,427
Hunter Douglas NV                                16,250        1,382,405
International Nederlanden Groep NV               73,903        3,407,031
Koninklijke KNP BT NV                            69,200        1,575,720
Stork NV                                         34,000        1,385,588
Vendex International NV                          23,860        1,306,605
                                                             ------------
                                                              18,995,563

NEW ZEALAND-0.3%
Fletcher Challenge, Ltd.-Forestry Division      197,017          286,383
Lion Nathan, Ltd.                               245,000          620,733
                                                             ------------
                                                                 907,116

NORWAY-1.2%
Bergesen D.Y. AS Cl. A                           71,400        1,697,006
Den Norske Bank Series A                        271,000        1,062,398
Orkla AS Cl. A                                   12,400          916,336
                                                             ------------
                                                               3,675,740


10



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PHILIPPINES-0.2%
Manila Electric Co. Cl. B                       110,300     $    543,638
Philippine Commerce International Bank           10,070           97,356
                                                             ------------
                                                                 640,994

PORTUGAL-0.7%
Electricidade de Portugal                       114,080        2,072,427

SINGAPORE-1.5%
Development Bank Of Singapore                    24,000          302,161
Overseas-Chinese Banking Corp., Ltd.            127,200        1,316,752
Overseas Union Bank                             171,600        1,068,224
Singapore Airlines, Ltd.                         20,000          179,059
Singapore Press Holdings., Ltd.                  87,000        1,752,535
                                                             ------------
                                                               4,618,731

SOUTH KOREA-0.9%
Korea Electric Power Corp. (common)              15,290          456,289
  (ADR)                                           6,400          119,600
Pohang Iron & Steel Co. (ADR)                    20,000          640,000
SK Telecom Co. Ltd., (ADR)                      158,923        1,599,163
                                                             ------------
                                                               2,815,052

SPAIN-2.4%
Banco de Santander                               39,000        1,201,409
Banco Bilboa Vizcaya                             24,000        1,949,287
Tabacalera, S.A. Series A                        28,800        1,545,750
Telefonica de Espana                             74,000        2,139,004
Unidad Editorial, S.A. (a)(d)                   297,500          322,981
                                                             ------------
                                                               7,158,431

SWEDEN-1.1%
Astra AB Series A                                54,133        1,009,360
Sparbanken Sverige AB Series A                   61,700        1,374,154
Trygg-Hansa Holdings AB Series B                 49,500          990,274
                                                             ------------
                                                               3,373,788

SWITZERLAND-5.1%
Baloise Holdings, Ltd.                              830        1,977,679
Ciba Specialty Chemical Holding (a)              24,299        2,246,056
Holderbank Financiere Glarus-B                    1,810        1,708,997
Nestle, S.A.                                      1,530        2,017,651
Novartis AG (a)                                   2,499        3,993,609
Schindler Holdings AG                               970        1,212,085
  REGD                                              700          898,665
Zurich Vericher Namen                             2,860        1,137,734
                                                             ------------
                                                              15,192,476

THAILAND-0.0%
The Thai Farmers Bank
  warrants expiring 9/15/02 (a)                   5,625            2,443

UNITED KINGDOM-16.8%
Anglian Water Plc.                              168,000        1,822,047
BAA Plc.                                        216,400        1,993,934
Bass Plc.                                       238,000        2,904,136
Beazer Holmes Plc.                              500,000        1,365,054
Bg Plc.                                         246,000          900,936
Boots Co. Plc.                                   98,300        1,151,207
BPB Industries Plc.                             670,000        3,619,308
British Aerospace Plc.                           65,000        1,446,167
British Petroleum Plc.                           63,242          786,434
British Telecommunications Plc.                 250,000        1,856,140
BTR Plc.                                        273,000          933,922
Cable & Wireless                                  2,229           20,408
Carlton Communications                          171,000        1,444,668
Compass Group Plc.                              186,400        2,085,217
General Accident Plc.                            58,000          844,835
Guinness Plc.                                   156,000        1,526,996
Holliday Chemical Holdings Plc.                 903,800        2,136,469
Kingfisher Plc.                                 100,193        1,137,517
Ladbroke Group Plc.                             727,389        2,857,687


11



PORTFOLIO OF INVESTMENTS (CONTINUED)                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Powergen Plc.                                   147,805     $  1,756,804
Royal & Sun Alliance Insurance                  123,980          916,369
Rugby Group Plc.                                712,870        1,424,058
Scottish & Newcastle Plc.                       132,000        1,419,523
Scottish Power Plc.                             290,000        1,882,776
Shell Transport & Trading Plc.                  266,700        1,818,080
Siebe Plc.                                       90,000        1,525,198
TI Group Plc.                                   159,000        1,385,638
Tomkins Plc.                                    546,000        2,363,208
United Assurance Group Plc.                      94,000          668,960
United News & Media, Inc.                       130,714        1,515,581
Vodafone Group Plc.                             254,000        1,238,903
Whitbread A Plc.                                120,000        1,515,210
                                                             ------------
                                                              50,263,390

VENEZUELA-0.7%
Cia Anonima Tel De Venezuela (ADR)               46,000        1,983,750

OTHER-0.2%
Asesores Bursatiles Capital
  Fund N.V. (a)(d)                                   25          517,467

Total Common Stocks and Other Investments
  (cost $253,444,079)                                        289,936,454


                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-0.6%
JAPAN-0.6%
Sumitomo Bank International
  .75%, 5/31/01                         JPY     166,000     $  1,857,560

MALAYSIA-0.0%
AMMB Holdings Berhad
  5.00%, 12/31/02                       MYR         100           33,875
  7.50%, 12/31/02                                   100           35,856
                                                             ------------
                                                                  69,731

Total Corporate Debt Obligations
  (cost $1,601,468)                                            1,927,291

TIME DEPOSIT-4.0%
Sumitomo Bank
  6.38%, 7/01/97
  (cost $12,000,000)                            $12,000       12,000,000

TOTAL INVESTMENTS-101.3%
  (cost $267,045,547)                                        303,863,745
Other assets less liabilities-(1.3%)                          (4,000,984)

NET ASSETS-100%                                             $299,862,761


(a)  Non-income producing security.

(b) Securities or portion thereof, with an aggregate market value of $21,453,836 have been segregated to collateralize forward exchange currency contracts.

(c) Securities are exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $1,810,953 or .60% of net assets.

(d)  Restricted and illiquid securities valued at fair value (See Notes A & F).

     Glossary of Terms:
     ADR  -  American depository receipt.
     GDR  -  Global depository receipt.

     See notes to financial statements.


12



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $267,045,547)         $303,863,745
  Cash, at value (cost $4,196,146)                                   4,190,702
  Receivable for shares of beneficial interest sold                    856,976
  Dividends and interest receivable                                    722,794
  Foreign taxes receivable                                             475,579
  Unrealized appreciation of forward exchange
    currency contract                                                  189,483
  Receivable for investment securities sold                              3,151
  Total assets                                                     310,302,430

LIABILITIES
  Payable for investment securities purchased                        7,363,013
  Payable for shares of beneficial interest redeemed                 1,948,350
  Advisory fee payable                                                 751,221
  Distribution fee payable                                             108,401
  Accrued expenses                                                     268,684
  Total liabilities                                                 10,439,669

NET ASSETS                                                        $299,862,761

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                           $    163,430
  Additional paid-in capital                                       253,135,854
  Undistributed net investment income                                   91,546
  Accumulated net realized gain on investments and foreign
    currency transactions                                            9,493,804
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     36,978,127
                                                                  $299,862,761

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($190,173,505/10,177,198 shares of beneficial interest
    issued and outstanding)                                             $18.69
  Sales charge--4.25% of public offering price                             .83
  Maximum offering price                                                $19.52

  CLASS B SHARES
  Net asset value and offering price per share
    ($77,724,738/4,387,957 shares of beneficial interest
    issued and outstanding)                                             $17.71

  CLASS C SHARES
  Net asset value and offering price per share
    ($23,267,990 / 1,312,100 shares of beneficial interest
    issued and outstanding)                                             $17.73
  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($8,696,528 / 465,787 shares of beneficial interest issued
    and outstanding)                                                    $18.67


See notes to financial statements.


13



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997                            ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $724,747)                                     $5,488,691
  Interest                                              376,390    $ 5,865,081

EXPENSES
  Advisory fee                                        2,891,923
  Distribution fee - Class A                            317,907
  Distribution fee - Class B                            718,023
  Distribution fee - Class C                            236,671
  Custodian                                             571,404
  Transfer agency                                       536,696
  Administrative                                        132,740
  Audit and legal                                       119,568
  Printing                                               92,132
  Registration                                           74,759
  Trustees' fees                                         32,000
  Miscellaneous                                          40,413
  Total expenses                                      5,764,236
  Less: expense offset arrangement (see Note B)         (35,913)
  Net expenses                                                       5,728,323
  Net investment income                                                136,758

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      12,024,059
  Net realized loss on foreign currency transactions                  (921,021)
  Net change in unrealized appreciation of:
    Investments                                                     13,238,295
    Foreign currency denominated assets and liabilities                450,403
  Net gain on investments and foreign currency transactions         24,791,736

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $24,928,494


See notes to financial statements.


14


STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                  JUNE 30, 1997  JUNE 30, 1996
                                                  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income                           $    136,758    $    178,791
  Net realized gain on investments and
    foreign currency transactions                   11,103,038      21,749,149
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities              13,688,698      15,186,325
  Net increase in net assets from operations        24,928,494      37,114,265

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (1,212,031)             -0-
    Advisor Class                                       (6,456)             -0-
  Net realized gain on investments and
    foreign currency transactions
    Class A                                        (11,329,853)    (10,091,198)
    Class B                                         (4,543,388)     (3,210,459)
    Class C                                         (1,515,641)     (1,293,154)
    Advisor Class                                      (47,863)             -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           (2,106,765)     39,204,333
  Total increase                                     4,166,497      61,723,787

NET ASSETS
  Beginning of year                                295,696,264     233,972,477
  End of year (including undistributed net
    investment income of $91,546 and $178,791,
    respectively)                                 $299,862,761    $295,696,264


See notes to financial statements.


15



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a United States or European stock exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked price deemed best to reflect fair value. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value unless this method does not reflect fair value. Restricted and illiquid securities are valued at fair value as determined by the Board of Trustees. In determining fair value, consideration is given to cost, operations and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange losses represent gains and losses from sales and maturities of debt securities, holding of foreign currency contracts, foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


16



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses offset by gains on passive foreign investment companies, resulted in a net increase in undistributed net investment income, a decrease in accumulated net realized gain on investments and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. Effective July 1, 1997 the Adviser has voluntarily agreed to waive unilaterally, for a minimum of two years, that portion of the Fund's advisory fee on the first $500 million of net assets in excess of the annualized rate of .85 of 1%. Pursuant to the advisory agreement, the Fund paid $132,740 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $344,718 for the year ended June 30, 1997.

In addition, for the year ended June 30, 1997, the Fund's expenses were reduced by $35,913 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $12,581 from the sale of Class A shares and $139, $157,738, and $2,605 in contingent deferred sales charges from the redemptions of Class A, Class B and Class C shares, respectively for the year ended June 30, 1997.

Brokerage commissions paid on investment transactions for the year ended June 30, 1997, amounted to $2,289,060, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,548,113 and $798,577, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


17



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $258,925,701 and $273,638,552, respectively, for the year ended June 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 1997.

At June 30, 1997, the cost of investments for federal income tax purposes was $268,904,263. Accordingly, gross unrealized appreciation of investments was $43,259,196 and gross unrealized depreciation of investments was $8,299,714, resulting in net unrealized appreciation of $34,959,482, excluding foreign currency.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1997, the Fund had an outstanding forward foreign exchange currency contract as follows:

                       CONTRACT       VALUE ON       U.S. $
                        AMOUNT      ORIGINATION      CURRENT       UNREALIZED
                        (000)           DATE          VALUE       APPRECIATION
                     ------------   ------------   ------------   ------------
FOREIGN CURRENCY
  SALE CONTRACT
French Franc
  maturing 9/05/97      123,500     $21,296,775    $21,107,292       $189,483


NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:


                               SHARES                       AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,      JUNE 30,      JUNE 30,        JUNE 30,
                         1997          1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            6,622,075     3,791,114    $114,715,975    $ 66,200,675
Shares issued in
  reinvestment of
  dividends and
  distributions          663,141       532,927      11,054,555       8,899,875
Shares converted
  from Class B           117,002        29,264       2,047,012         529,368
Shares redeemed       (7,939,629)   (3,488,059)   (137,402,166)    (60,868,130)
Net increase
  (decrease)            (537,411)      865,246    $ (9,584,624)   $ 14,761,788


18



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            2,125,113     2,178,890    $  5,155,961    $ 36,316,916
Shares issued in
  reinvestment of
  distributions          214,830       141,372       3,409,345       2,259,131
Shares converted
  to Class A            (123,261)      (30,710)     (2,047,012)       (529,368)
Shares redeemed       (1,982,904)   (1,161,885)    (32,750,197)    (19,416,822)
Net increase             233,778     1,127,667    $  3,768,097    $ 18,629,857

CLASS C
Shares sold            1,792,800     1,333,369    $ 29,797,881    $ 22,186,419
Shares issued in
  reinvestment of
  distributions           50,633        49,344         804,053         789,018
Shares redeemed       (2,075,557)   (1,035,865)    (34,583,108)    (17,162,749)
Net increase
  (decrease)            (232,124)      346,848    $ (3,981,174)   $  5,812,688


                    OCT. 2, 1996(A)               OCT. 2, 1996(A)
                      TO JUNE 30,                   TO JUNE 30,
                         1997                          1997
                     ------------                --------------
ADVISOR CLASS
Shares sold              501,850                  $  8,317,799
Shares issued in
  reinvestment of
  dividends and
  distributions            2,960                        49,249
Shares redeemed          (39,023)                     (676,112)
Net increase             465,787                  $  7,690,936


NOTE F: RESTRICTED AND ILLIQUID SECURITIES

                                                        DATE
SECURITY                                              ACQUIRED     U.S. $ COST
--------                                              --------     -----------
Asesores Bursatiles Capital Fund NV                   10/29/90      $1,066,499
Unidad Editorial, S.A                                  1/20/92         369,591


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at June 30, 1997 was $840,448 representing 0.3% of net assets.


(a)  Commencement of distribution.


19



FINANCIAL HIGHLIGHTS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------------
                                                1997          1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $18.32        $16.81       $18.38       $16.01       $14.98
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     .06(a)        .05(a)       .04         (.09)        (.01)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  1.51          2.51          .01         3.02         1.17
Net increase in net asset value from
  operations                                    1.57          2.56          .05         2.93         1.16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)           -0-          -0-          -0-        (.04)
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.08)        (1.05)       (1.62)        (.56)        (.09)
Total dividends and distributions              (1.20)        (1.05)       (1.62)        (.56)        (.13)
Net asset value, end of year                  $18.69        $18.32       $16.81       $18.38       $16.01

TOTAL RETURN
Total investment return(b)                      9.30%        15.83%         .59%       18.68%        7.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $190,173      $196,261     $165,584     $201,916     $161,048
Ratio of expenses to average net assets         1.74%(c)      1.72%        1.73%        1.90%        1.88%
Ratio of net investment income (loss) to
  average net assets                             .31%          .31%         .26%        (.50)%       (.14)%
Portfolio turnover rate                           94%           78%         119%          97%          94%
Average commission rate paid(d)               $.0363            --           --           --           --


See footnote summary on page 23.


20


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------------
                                                1997          1996          1995         1994         1993
                                            ------------  ------------  -----------  -----------  ----------
Net asset value, beginning of year            $17.45        $16.19        $17.90       $15.74       $14.81

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.09)(a)      (.07)(a)      (.01)        (.19)(a)     (.12)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.43          2.38          (.08)        2.91         1.14
Net increase (decrease) in net asset
  value from operations                         1.34          2.31          (.09)        2.72         1.02

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.08)        (1.05)        (1.62)        (.56)        (.09)
Net asset value, end of year                  $17.71        $17.45        $16.19       $17.90       $15.74

TOTAL RETURN
Total investment return(b)                      8.37%        14.87%         (.22)%      17.65%        6.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $77,725       $72,470       $48,998      $29,943       $6,363
Ratio of expenses to average net assets         2.59%(c)      2.55%         2.57%        2.78%        2.70%
Ratio of net investment loss to average
  net assets                                    (.51)%        (.46)%        (.62)%      (1.15)%       (.96)%
Portfolio turnover rate                           94%           78%          119%          97%          94%
Average commission rate paid(d)               $.0363            --            --           --           --


See footnote summary on page 23.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            ------------------------------------------------------------------
                                                                                                MAY 3, 1993(E)
                                                            YEAR ENDED JUNE 30,                        TO
                                            ----------------------------------------------------    JUNE 30,
                                                1997          1996          1995         1994         1993
                                            ------------  ------------  -----------  -----------  ------------
Net asset value, beginning of period          $17.46        $16.20        $17.91       $15.74       $15.93

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.09)(a)      (.07)(a)      (.14)        (.11)          -0-
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.44          2.38           .05         2.84         (.19)
Net increase (decrease) in net asset
  value from operations                         1.35          2.31          (.09)        2.73         (.19)

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.08)        (1.05)        (1.62)        (.56)          -0-
Net asset value, end of period                $17.73        $17.46        $16.20       $17.91       $15.74

TOTAL RETURN
Total investment return(b)                      8.42%        14.85%         (.22)%      17.72%       (1.19)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $23,268       $26,965       $19,395      $13,503         $229
Ratio of expenses to average net assets         2.58%(c)      2.53%         2.54%        2.78%        2.57%(f)
Ratio of net investment income (loss)
  to average assets                             (.51)%        (.47)%        (.88)%      (1.12)%        .08%(f)
Portfolio turnover rate                           94%           78%          119%          97%          94%
Average commission rate paid(d)               $.0363            --            --           --           --


See footnote summary on page 23.


22


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                               ADVISOR CLASS
                                                             OCTOBER 2, 1996(E)
                                                                    TO
                                                               JUNE 30, 1997
                                                            -------------------
Net asset value, beginning of period                               $17.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                              .16
Net realized and unrealized gain on investments and
  foreign currency transactions                                      1.78
Net increase in net asset value from operations                      1.94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (.15)
Distributions from net realized gains on investments
  and foreign currency transactions                                 (1.08)
Total dividends and distributions                                   (1.23)
Net asset value, end of period                                     $18.67

TOTAL RETURN
Total investment return(b)                                          11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $8,697
Ratio of expenses to average net assets(c)(f)                        1.69%
Rate of net investment income to average net assets(f)               1.47%
Portfolio turnover rate                                                94%
Average commission rate paid                                       $.0363


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended June 30, 1997, the net expense ratio was 1.73%, 2.58%, 2.56% and 1.69% for Class A, B, C and Advisor Class shares, respectively.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

(e)  Commencement of distribution.

(f)  Annualized.


23



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES ALLIANCE INTERNATIONAL FUND

We have audited the accompanying statement of assets and liabilities of Alliance International Fund, including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance International Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 6, 1997


FOREIGN TAX CREDIT (UNAUDITED)
The Fund paid foreign taxes during the fiscal year ended June 30, 1997, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code to its shareholders.


24



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN STOGA (1)

OFFICERS
A. RAMA KRISHNA, SENIOR VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
FRANCIS P. REEVES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of Audit Committee.


25



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


26



ALLIANCE INTERNATIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

INTAR